Exhibit 99.1

2025 KBW Community Bank Investor Conference

Chemung Financial Corporation Chemung Financial Corporation With You Today 2 Anders Tomson President & Chief Executive Officer Dale McKim Executive Vice President & Chief Financial Officer

Chemung Financial Corporation Safe Harbor Statement Forward - looking Statements: This report contains forward - looking statements within the meaning of Section 27A of the Securities Act. The Corporation intends its forward - looking statements to be covered by the safe harbor provisions for forward - looking statements in these sections. All statements regarding the Corporation’s expected financial position and operating results, the Corporation’s business strategy, the Corporation’s financial plans, forecasted demographic and economic trends relating to the Corporation’s industry and similar matters are forward - looking statements. These statements can sometimes be identified by the Corporation’s use of forward - looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” or “intend.” The Corporation's actual results could be materially different from expectations because of various factors, including changes in economic conditions or interest rates, credit risk, inflation, tariffs, cybersecurity risks, difficulties in managing the Corporation’s growth, recent bank failures, changes in FDIC assessments, public health issues, geopolitical conflicts, competition, changes in law or the regulatory environment, and changes in general business and economic trends. Information concerning these and other factors, including Risk Factors, can be found in the Corporation’s periodic filings with the SEC, including the discussion under the heading “Item 1A. Risk Factors” in the Corporation’s 2024 Annual Report on Form 10 - K. These filings are available publicly on the SEC’s web site at http://www.sec.gov , on the Corporation's web site at http://www.chemungcanal.com or upon request from the Corporate Secretary at (607) 737 - 3746. Except as otherwise required by law, the Corporation undertakes no obligation to publicly update or revise its forward - looking statements, whether as a result of new information, future events, or otherwise. 3

Chemung Financial Corporation Key Takeaways 4 2025 KBW Community Bank Investor Conference Continued strength and momentum in underlying businesses High customer engagement across all business lines and geographies. Stable deposit base and ample liquidity Majority of deposits sourced from stable, legacy markets. Strategic balance sheet restructuring driving enhanced earnings Support growth strategies and improve funding profile. Valuable wealth management business High touch relationships with affluent borrowers provides dependable non - interest income stream. Solid and stable credit quality Consistently low non - performing assets and charge - offs. Contiguous geographic expansion Expansion of the franchise in higher growth markets of Albany and Buffalo.

About Us Elmira, NY 5

Chemung Financial Corporation Oldest locally owned and managed community bank in New York State, dating to 1833. Subsidiary bank - Chemung Canal Trust Company - operates with 30 branches over 14 counties in New York and Pennsylvania. Operating as Capital Bank in Albany, New York market and Canal Bank in Buffalo, New York market. Trust and Wealth Management division with $2.3 bn in assets under management or administration. New York chartered bank and member of the Federal Reserve Listed on NASDAQ Global Select (Ticker: CHMG) Market Capitalization of $233.1 million at June 30, 2025 About Us 6 History Operations Legal & Market 6 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation Revenue Growth ▪ Drive loan growth in Albany and Buffalo with legacy market deposits and proceeds from balance sheet restructuring. ▪ Well positioned to opportunistically acquire when operational model and pricing is right. Seeking wealth management, whole bank or branch opportunities. ▪ Fee and pricing discipline. Operating Efficiencies ▪ Continual evaluation of branch distribution model. ▪ Optimization of vendor contracts. ▪ Rationalization of headcount and outsourcing opportunities. ▪ Robotic Process Automation and Artificial Intelligence. Customer Experience and Brand ▪ Growth of Canal Bank brand in Western New York. ▪ Introduction of unified digital experience. ▪ Relationship focus. Colleagues and Community ▪ Believe and behave like a community bank. ▪ Recognized community partner within our markets. ▪ Incentive compensation plans to maintain competitiveness and drive the strategy. Core Strategies 7

Chemung Financial Corporation Second Quarter 2025 Highlights 8 EPS GAAP ($1.35) Non - GAAP $1.31 Net Income GAAP ($6.5M) Non - GAAP $6.3M ROA GAAP (0.92)% Non - GAAP 0.90% ROE GAAP (11.29)% Non - GAAP 11.07% Net Interest Margin 3.05% ACL - to - total loans 1.06% Non - performing loans - to - total loans 0.39% Performance Ratios 8 2025 KBW Community Bank Investor Conference • See GAAP to non - GAAP reconciliation on page 53

Chemung Financial Corporation Second Quarter 2025 Highlights 9 ▪ Issued $45.0 million in Fixed - to - Floating Rate Subordinated Notes on June 10, 2025 ▪ Sold $245.5 million in AFS securities in June 2025 resulting in a $17.5 million pre - tax loss ▪ Recognized a $0.6 million gain on the sale of the former “Ithaca Station” branch ▪ Net interest margin expanded 9 bp compared to the prior quarter, from 2.96% to 3.05% ▪ 6.6% annualized loan growth for the quarter ▪ Loans - to - deposits 86.37% ▪ Dividend of $0.32 declared 9 2025 KBW Community Bank Investor Conference

Balance Sheet Restructuring and Subordinated Debt Raise

Transaction Overview:

Balance Sheet Optimization

- Sell ~$245M+ of low yielding AFS securities (Market Value)
  - Pre-Tax Loss: ~$17.5M
  - Average Yield on Securities Sold: ~2%
  - WAL of Securities Sold: ~3 Yrs
- Allocate proceeds toward:
  - Paying down liabilities
  - Funding loan growth

Subordinated Debt

- Raise $45M of subordinated debt to support key capital ratios

Rationale

- Replace low yielding assets and run off expensive borrowings
- Transaction expected to result in improved profitability metrics; ROA, EPS, NIM, etc.
- Enhances capital position: decreases CRE ratio and increases TCE

Pro Forma Snapshot[1]:

Revamped Pro Forma Profitability

13%	1.0%	1.2%	3.2%
EPS Accr.	*2025 ROAA*	*2026 ROAA*	*2025 NIM*
	+~10bps	**+~20bps**	**+~20bps**

Healthy Pro Forma Capital

7.5%+	12.0%+	15.2%	374%
TCE Ratio	*CET1 Ratio*	*Total Risk Based Capital Ratio*	*Reg. CRE Ratio*
+~30bps		**+~180bps**	**-~2,600bps**

Revitalized balance sheet drives NIM expansion and enhanced earnings further build up capital ratios rapidly

(1) Forward estimates are based on consensus analyst expectations.

Chemung Financial Corporation 2025 KBW Community Bank Investor Conference 10

Chemung Financial Corporation Appendices 11 Corporate and Financial Highlights Background Page 12 Corporate Organization Markets and Share Management Team Community Loans Page 21 Loan Growth Portfolio Composition Commercial Portfolio Non - Performers Investments Page 34 Portfolio Composition Yield and Duration Fair Value and AOCI Deposits Page 38 Deposit Costs Deposits Composition Liquidity Performance Page 43 Net Income Trend Net Interest Margin Non - Interest Income Non - Interest Expense Expense Management Capital Management 2025 KBW Community Bank Investor Conference

Background 12

Chemung Financial Corporation Corporate Organization 13 Trust and Wealth Management services Provides mutual funds, securities and insurance brokerage services through LPL Financial Banking operations in Southern Tier and Finger Lakes of New York Wealth Management Group Banking operations in the Capital District of New York Banking operations in the greater Buffalo, New York area 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation Markets 14 Legacy Markets Long, deep relationships since 1833 provide stable funding and earnings engine. Steady and even economy, powered by large corporations (Corning, Inc.), higher education (Cornell University, SUNY Binghamton) and tourism. Growth Opportunity New York’s Capital and Western New York regions offer larger population centers undergoing economic renaissances. Large bank consolidation providing market disruption opportunities. 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation Dominant market share of deposits Legacy Markets Small share of much larger markets; a lot of room to grow. Growth Markets Deployment of lower cost deposits to higher growth markets. Competitive Advantage Share 2024 Deposits County 61.22% $852,755,000 Chemung 2.38% $382,727,000 Albany 74.94% $215,370,000 Schuyler 12.15% $181,514,000 Steuben 26.08% $150,610,000 Tioga 5.25% $138,312,000 Tompkins 7.03% $111,576,000 Cayuga 3.45% $121,141,000 Broome 1.51% $101,419,000 Saratoga 7.03% $64,796,000 Bradford (PA) 5.17% $38,771,000 Seneca 0.95% $33,584,000 Schenectady 2.65% $23,051,000 Cortland 0.01% $6,371,000 Erie $2,421,997,000 Total Market Share 15 Albany, NY 2025 KBW Community Bank Investor Conference Source: S&P Global, as of June 30, 2024

NY SMART I-Corridor Initiative

- **Overview**
  - **Goal**: Transform New York State into a leading hub for semiconductor manufacturing
  - **Projection**: By 2034, 25% of U.S. chips produced within a 350-mile radius
- **Current Infrastructure**
  - **Fabrication Plants**: 5
  - **Supply Chain Firms**: ~100
- **Key Projects**
  - **Micron's Syracuse Megafab**: Largest semiconductor facility in the nation. $100 billion investment over the next 20 years.
  - **Supply Chain Activation Network (SCAN)**: Expands capacity of suppliers
  - **Commercialization & Collaboration Center (C3)**: Assists in bringing new technologies to market
- **Federal Support**
  - **CHIPS Act Funds**: Significant investments in Corning, Edwards Vacuum, and GlobalFoundries



Buffalo
Rochester
Syracuse
Micron
Utica Rome
Wolfspeed
Albany
GlobalFoundries
Ithaca
Menlo Microsystems



tech hubs | OFFICIAL AWARDEE
NY SMART
I-CORRIDOR

Chemung Financial Corporation 2025 KBW Community Bank Investor Conference 16

Chemung Financial Corporation Albany NanoTech Complex 17 ▪ Albany selected to host the first National Semiconductor Technology Center (NSTC) , a significant milestone for the region • This center is part of the CHIPS and Science Act and aims to bolster the U.S. semiconductor industry. • Location : Albany NanoTech Complex, Albany, New York • Initial Investment : $825 million from the U.S. Department of Commerce • Focus : The NSTC will facilitate state - of - the - art research, particularly in Extreme Ultraviolet (EUV) Lithography, which is crucial for printing intricate patterns on microchips • Partnerships : The complex collaborates with industry giants like ASML, IBM, GlobalFoundries, Samsung, and others, providing a robust environment for innovation • Workforce Development : The center will leverage partnerships with the State University of New York (SUNY) system and other educational institutions to develop a skilled workforce ▪ This initiative is expected to significantly enhance semiconductor research and development in the U.S., positioning Albany as a key player in the global semiconductor industry. 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation Empire AI Consortium – SUNY Buffalo 18 Funding: • $275 million from the state for the AI computing center at SUNY Buffalo • $90 million in capital funding in FY26 Executive Budget. • $50 million in private funding from new members. • $25 million in SUNY operating funding over ten years. 2025 KBW Community Bank Investor Conference Overview: • Launched in April 2024 by Governor Kathy Hochul. • Collaboration of New York's leading public and private universities. • Focus on AI research to address societal challenges. Key Objectives: • Climate change, health disparities, drug discovery, education, food security, urban poverty

Experienced Management Team



Anders Tomson
President and CEO
Industry Experience: 32 years
Years with CHMG: 14 years
Previously with Citizens



Dale McKim
EVP & CFO
Industry Experience: 29 years
Years with CHMG: 2
Previously with KPMG LLP and Evans Bancorp



Jeffrey Kenefick
Regional President
Industry Experience: 36 years
Years with CHMG: 6
Previously with Five Star Bank



Daniel Fariello
President, Capital Bank
Industry Experience: 23 years
Years with CHMG: 11
Previously with First Niagara



Vincent Cutrona
President, Canal Bank
Industry Experience: 28 years
Years with CHMG: 1
Previously with M&T Bank and Evans Bancorp



Thomas Wirth
EVP, Wealth Management
Industry Experience: 38 years
Years with CHMG: 38 years



Kimberly Hazelton
EVP, Senior Banking Officer
Industry Experience: 31 years
Years with CHMG: 8 years
Previously with TD Bank



Peter Cosgrove
EVP, Chief Credit Officer
Industry Experience: 42 years
Years with CHMG: 5 years
Previously with Key Bank



Dale Cole
EVP and Chief Information Officer
Industry Experience: 27 years
Years with CHMG: 8 years
Previously with BOK Financial



Mary Meisner
EVP, Chief Risk Officer
Industry Experience: 22 years
Years with CHMG: 8 years
Previously with JPMorgan Private Bank

Chemung Financial Corporation 2025 KBW Community Bank Investor Conference 19

Chemung Financial Corporation Supporting Our Communities 20 Volunteering Over 13,000 Hours Distributing Nearly $600,000 in Donations and Sponsorships Achieve | Albany Medical Center | American Cancer Society | American Heart Association | ARCs | Arnot Museum | Arnot Health | Auburn Public Theater | Boy Scouts | Broome County Council of Churches Buddy Walk | Capital City Rescue Mission | Capital Region Sponsor - A - Scholar | CareFirst | Career Development Council | Catholic Charities Clemens Center | Colonie Senior Center | Community Foundations | Corning Community College | Disabled American Veterans | Elmira College | Food Bank of the Southern Tier | Girl Scouts | Glassfest | Glove House | Grand Prix Festival | Guthrie | Habitat for Humanity | Historical Society | Ithaca Science Center | Jefferson Awards | JDRF | Junior Achievement | Kiwanis | Lions | Lourdes Foundation | Meals on Wheels | Multiple Sclerosis | Muscular Dystrophy | NAACP | Office for the Aging | PAL | Public Television Reading is Fundamental | Red Cross | Rockwell Museum | Ronald McDonald House Charities | Rotary | Sock Out Cancer | Sidney Albert Jewish Community Center | SPCA | St. Peter’s Hospital | United Health Services | Youth Sports Leagues | YMCA & YWCA… and many many more! 2025 KBW Community Bank Investor Conference

Loans 21

Chemung Financial Corporation 14.1% 13.8% 13.4% 14.4% 13.8% 52.9% 54.5% 56.9% 58.8% 60.9% 2.8% 17.1% 15.6% 14.1% 13.3% 13.0% 7.8% 11.0% 10.7% 8.6% 7.2% 5.3% 5.1% 4.9% 4.9% 5.1% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Loans by Type (%) Other Cons. Indirect Cons. Res. Mort. PPP Comm. Mort. Comm. & Ind. Summary of Loan Growth 22 ▪ Total Loans: $2.132 billion at June 30, 2025 ▪ Originated $176.5MM in Commercial Loans to date in 2025 ▪ Originated $12.5MM in Indirect Loans to date in 2025 ▪ Originated $33.4MM in Home Equity Loans to date in 2025 ▪ Opened full - service Canal Bank branch in Williamsville, NY in Q4 2024 - $180.7MM in loans as of June 30, 2025 *June 30, 2025 figures unaudited 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation $592.2 $651.5 $665.7 $626.9 $604.0 $879.0 $1,098.1 $1,206.6 $1,302.6 $1,347.7 $47.0 $79.8 $100.4 $141.9 $180.7 Loans by Division ($ Millions) Chemung Capital Buffalo Summary of Loan Growth Q2 2025 2024 2023 2022 2021 28.32% 30.26% 33.75% 35.60% 39.01% Chemung 63.21% 62.89% 61.17% 60.04% 57.90% Capital 8.47% 6.85% 5.09% 4.36% 3.09% Buffalo 23 *CAGR: 12/31/20 to 6/30/2025 *June 30, 2025 figures unaudited 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation 13.81% 7.57% 53.28% 13.04% 12.30% Portfolio Concentrations to Total Loans June 30, 2025 Commercial & Ind. CRE Owner Occupied CRE Non-Owner Occupied Residential Mort. Consumer Loan Composition 24 ▪ June capital raise meaningfully reduced CRE non - owner occupied (NOO) ratios to provide opportunities for further growth. *June 30, 2025 figures unaudited 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation 2021 2022 2023 2024 Q2 2025 C&I 123% 109% 105% 109% 95% CRE OO 45% 46% 49% 47% 52% CRE NOO 339% 387% 397% 397% 366% RRE 124% 124% 110% 100% 90% Consumer 95% 128% 122% 102% 85% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% Portfolio Composition to Tier 1 Capital & ACL June 30, 2025 Loan Composition 25 ▪ Effectively managing portfolio composition by establishing limits such as exposure and percentage of capital deployed for each category. ▪ Tactical use of participations to manage risk and capital. *The CRE Ratio above does not agree to the regulatory guidelines due to the inclusion of owner - occupied loans. The regulatory gu ideline measure was 374% at June 30,2025. *June 30, 2025 figures unaudited 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation 10.68% 10.27% 9.24% 8.92% 13.03% $209.1 $230.6 $251.9 $274.3 $310.1 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2021 2022 2023 2024 Q2 2025 ***CECL Adopted 1/1/2023 (in millions) Bank-Level Tier 1 Capital and ACL Growth Bank-Level Tier 1 Capital and ACL Tier 1 Capital and ACL 26 ▪ $37.0MM of subordinated debt proceeds downstreamed to the Bank qualify as Tier 1 capital. ▪ Risk management function continually monitors and stress tests CRE exposure consistent with 2006 and 2015 interagency guidance. *June 30, 2025 figures unaudited 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation NAICS Code / Descriptions Balances ($ Thousands) Percentage Real Estate, Rental & Leasing 1,094,734$ 68.77% Manufacturing 44,633 2.80% Health Care & Social Assistance 70,662 4.44% Wholesale Trade 27,923 1.75% Construction 58,175 3.65% Accommodation & Food Services 94,860 5.96% Arts, Entertainment & Recreation 52,810 3.32% Other 148,202 9.31% Total 1,591,999$ 100.00% Loan Types Non-Owner Occupied 536,680$ 33.71% Commercial & Industrial 273,708 17.19% Multi-Family 398,728 25.05% Owner Occupied 161,432 10.14% Construction 103,361 6.49% Agricultural & Farmland 627 0.04% Other 117,463 7.38% Total 1,591,999$ 100.00% 33.71% 17.19% 25.05% 10.14% 6.49% 0.04% 7.38% Loan Types Non-Owner Occupied Commercial & Industrial Multi-Family Owner Occupied Construction Agricultural & Farmland Other 68.77% 2.80% 4.44% 1.75% 3.65% 5.96% 3.32% 9.31% NAICS Descriptions Real Estate, Rental & Leasing Manufacturing Health Care & Social Assistance Wholesale Trade Construction Accommodation & Food Services Arts, Entertainment & Recreation Other Commercial Loan Portfolio – June 30, 2025 27 *June 30, 2025 figures unaudited 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation Multifamily 33.7% Retail 18.4% Construction 7.6% Office 10.2% Warehouse 7.5% Hotel 5.1% Other 17.5% $1.29 Billion CRE Portfolio Composition 6/30/25 Balances ($ Thousands) % of CRE Loans Weighted Avg. LTV Multifamily 437,117$ 33.7% 61.8% Retail 239,181 18.4% 58.0% Construction 98,504 7.6% Office 131,909 10.2% 60.9% Warehouse 97,761 7.5% 50.0% Hotel 66,194 5.1% 53.6% Other 226,859 17.5% 51.3% Total 1,297,525$ 100.0% 649 267 62 4 0 100 200 300 400 500 600 700 < $1.0MM $1.0MM - $5.0MM $5.0MM - $10.0MM > $10.0MM Number of CRE Loans by Balance Commercial Real Estate 28 *June 30, 2025 figures unaudited 2025 KBW Community Bank Investor Conference As of June 30, 2025 CRE Portfolio Metrics $1.32 million Average loan size $0.01 million / .00% of total CRE Past due 30 - 89 days $3.77 million / 0.29% of total CRE Nonaccrual $46.00 million / 3.55% of total CRE Special mention $5.17 million or 0.40% of total CRE Classified 14.20% of total CRE CRE < $1 million

Chemung Financial Corporation Region 6/30/25 Balances ($ Thousands) % of CRE Loans Capital Region 814,866$ 62.8% Southern Tier & Finger Lakes 219,213 16.9% Western New York 202,124 15.6% Other 61,322 4.7% Total 1,297,525$ 100.0% © GeoNames, Microsoft, TomTom Powered by Bing CRE Loan Balances by Collateral County - 75,000,000.00 150,000,000.00 Series1 29 2025 KBW Community Bank Investor Conference $61.3 Million in CRE Loan Balances outside of New York State ▪ Focused on loans in existing markets. ▪ Continued strong CRE growth across footprint. ▪ Additional capital provides raw materials for growth. *June 30, 2025 figures unaudited CRE Loan Balance

Chemung Financial Corporation 58,210 66,737 82,531 88,752 106,127 4.49% 5.14% 6.36% 6.84% 8.18% 2025 2026 2027 2028 2029 CRE Maturity Schedule (As of June 30, 2025) 463,279 83,814 94,953 103,067 116,851 35.70% 6.46% 7.32% 7.94% 9.01% 2025 2026 2027 2028 2029 CRE Repricing Schedule (As of June 30, 2025) Balance ($ Thousand) % of CRE Loans Rate Type Amount ($ Thousands) Variable Rate 443,815$ Adjustable Rate 468,094 Fixed Rate 385,616 Total 1,297,525$ Variable Rate 34% Adjustable Rate 36% Fixed Rate 30% Commercial Real Estate Maturity & Repricing Details 30 2025 KBW Community Bank Investor Conference *June 30, 2025 figures unaudited CRE loans scheduled to mature in 2030 and after are $895.2 million or 68.99% of the Total CRE Loans.

Chemung Financial Corporation Consumer Portfolio Composition 6/30/25 Balances ($ Thousands) % of Consumer Loans Residential Mortgage 278,221$ 51.48% Home Equity 55,898 10.35% HELOC 45,607 8.44% Indirect 153,321 28.37% Direct 7,368 1.36% Total 540,415$ 100.00% 0.43% 0.67% 1.34% 3.79% 1.98% 4.06% 5.29% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 740 and above 720 to 739 700 to 719 680 to 699 660 to 679 640 to 659 Below 640 Consumer Loans by Credit Score ($ Thousands) Balance Percent Delinquent $540.4 Millon Residential Mortgage 52% Home Equity 10% HELOC 9% Indirect 28% Direct 1% Consumer Loans 31 *June 30, 2025 figures unaudited 2025 KBRA Meeting As of June 30, 2025 Consumer Portfolio Metrics $4.06 million / 0.75% of consumer Past due 30 - 89 days $3.59 million / 0.66% of consumer Nonaccrual $487,000 / 0.18% annualized YTD Net Charge Offs

Chemung Financial Corporation 0.30% 0.39% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% Non - Performing Loans and Assets (% of Total) Non-performing assets to total assets Non-performing loans to total loans Trends in Non - Performing Assets 32 *June 30, 2025 figures unaudited. 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation $8,237 $8,447 $5,000 $7,500 $10,000 $12,500 $15,000 Non - Performing Loans and Assets ($ Thousands) Non Performing Loans Non Performing Assets Trends in Non - Performing Assets 33 *June 30,2025 figures unaudited. 2025 KBW Community Bank Investor Conference

Investments 34

Chemung Financial Corporation 7.6% 8.8% 9.5% 10.7% 72.9% 68.8% 69.1% 68.8% 88.6% 5.3% 6.1% 6.6% 6.7% 3.8% 14.2% 16.3% 14.8% 13.8% 7.6% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2021 2022 2023 2024 Q2 2025 Securities Available for Sale by Type (%) U.S. Government & Enterprises MBS States & Political Other Sec. Investment Portfolio Composition 35 *June 30, 2025 figures unaudited. 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation 2.26% 5.1 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 1.50% 1.70% 1.90% 2.10% 2.30% 2.50% 2021 2022 2023 2024 Q2 2025 Investment Portfolio Yield Duration - Years Investment Portfolio - Yield & Duration 36 ▪ Utilizing proceeds from securities sales to reduce wholesale funding and support future loan growth ▪ Approximately $2 million a month in projected cash flows ▪ Principal cash flows representing 35% to 40% of the portfolio to be received in the next five years *June 30, 2025 figures unaudited. 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation $55,574 $55,332 $56,906 $577,361 $435,131 $403,824 $365,934 $254,552 $42,303 $38,892 $38,686 $35,505 $10,976 $111,931 $102,992 $86,151 $73,097 $21,807 $12,249 $3,383 $(96,609) $(85,099) $(55,695) $(120,000) $(100,000) $(80,000) $(60,000) $(40,000) $(20,000) $- $20,000 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 2021 2022 2023 2024 Q2 2025 Fair Values ($000) U.S. Government & Enterprises MBS States & Political Other Unrealized (Loss)/Gain Investment Portfolio – Fair Value and AOCI 37 *June 30, 2025 figures unaudited. 2025 KBW Community Bank Investor Conference

Deposits 38

Chemung Financial Corporation 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2021 2022 2023 2024 Q2 2025 Cost of Deposits NOW Savings and Money Market Time Deposits Brokered Deposits Total Cost of Interest Bearing Deposits 34.3% 31.5% 26.9% 26.1% 25.3% 13.2% 11.7% 12.0% 12.8% 14.1% 30.4% 27.5% 25.7% 24.8% 25.9% 13.0% 12.0% 10.2% 10.3% 9.6% 9.1% 14.1% 19.3% 22.2% 21.0% 3.2% 5.9% 3.8% 4.1% 2021 2022 2023 2024 Q2 2025 Account Types (%) Non-Interest Bearing DDA Interest Bearing DDA Money Market Savings Time Deposit Brokered Deposits Q2 2025 2024 2023 2022 2021 Rate 1.56% 1.78% 1.10% 0.15% 0.08% NOW 1.89% 2.02% 1.45% 0.24% 0.10% Savings and Money Market 3.60% 4.22% 3.31% 1.08% 0.83% Time Deposits 4.49% 5.29% 5.22% 2.88% Brokered Deposits 2.47% 2.79% 2.11% 0.44% 0.22% Total Cost of Interest Bearing Deposits 1.84% 2.07% 1.51% 0.30% 0.15% Total Cost of Deposits Deposit Costs 39 • 2025 Total Deposits $2.469B; an increase of $72.1 million from December 31, 2024 • 2025 Brokered Deposits $100.0 million; an increase of $7.8 million from December 31, 2024 • All brokered deposits fully repaid as of July 2025 *June 30, 2025 figures unaudited. 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation 52.8% 51.2% 50.2% 50.4% 43.8% 45.0% 44.0% 42.0% 44.9% 44.3% 24.1% 26.9% 28.4% 29.4% 34.0% 34.1% 30.1% 28.2% 29.0% 28.2% 9.1% 9.1% 9.1% 8.7% 6.6% 7.5% 6.8% 6.3% 6.1% 7.6% 5.9% 3.8% 4.1% 14.0% 12.8% 12.3% 11.5% 15.6% 13.4% 15.9% 17.6% 16.2% 15.8% Deposits by Customer (%) Consumer Commerical Public Brokered ICS / CDARS Deposit Composition 40 *June 30, 2025 figures unaudited. 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation $1,738.0 $1,815.5 $1,899.8 $1,892.2 $1,948.9 $415.6 $435.2 $381.0 $399.4 $383.2 $73.5 $142.8 $92.2 $100.0 $1.8 $3.0 $5.8 $13.1 $36.9 33.6% 30.1% 27.0% 27.2% 28.1% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2021 2022 2023 2024 Q2 2025 Deposits by Division ($ Millions) CCTC Capital Bank Brokered Western New York Uninsured Deposits Deposit Composition 41 *CAGR 12/31/2020 to 6/30/2025, excluding brokered deposits *June 30, 2025 figures unaudited. 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation Liquidity 42 Williamsville, New York Branch Remaining Available Outstanding (1) Total Available Dollars in Thousands 115,201 $ 55,000 $ 170,201 $ FHLB Advances 75,000 - 75,000 Correspondent Bank Lines of Credit 185,249 100,000 285,249 Brokered Deposits 72,242 - 74,242 Unencumbered Securities 449,692 $ 155,000 $ 604,692 $ Total Sources of Liquidity 694,316 $ Uninsured Deposits (2) 28.1% Uninsured Deposits to Total Deposits (1) All outstanding FHLB advances were repaid and brokered deposits redeemed after June 30, 2025. (2) Includes $187.4 M in public funds that are collateralized when required. 2025 KBW Community Bank Investor Conference

Performance 43

Chemung Financial Corporation $6,530 $6,795 $6,646 $6,454 $6,867 $8,024 $6,453 $7,439 $7,270 $6,280 $7,648 $3,802 $7,050 $4,987 $5,720 $5,914 $6,023 $(6,452) $(8,000) $(6,000) $(4,000) $(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 GAAP Net Income - Quarterly Trend ($ Thousands) 44 *March 31, 2025 and June 30, 2025 figures unaudited. 2025 KBW Community Bank Investor Conference $26.4MM $28.8MM $23.2MM $23.7MM ($0.4MM) 2021 2022 2023 2024 2025

Chemung Financial Corporation $6,530 $6,795 $6,646 $6,454 $6,867 $8,024 $6,453 $7,439 $7,270 $6,280 $5,775 $3,831 $7,050 $4,987 $5,720 $5,914 $6,023 $6,322 $(8,000) $(6,000) $(4,000) $(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Non - GAAP Net Income - Quarterly Trend ($ Thousands) 45 *March 31, 2025 and June 30, 2025 figures unaudited. 2025 KBW Community Bank Investor Conference $26.4MM $28.8MM $25.0MM $23.7MM $12.3MM 2021 2022 2023 2024 2025

Chemung Financial Corporation 2021 2022 2023 2024 2025 Q1 2.86% 2.87% 3.14% 2.73% 2.96% Q2 2.76% 2.97% 2.87% 2.66% 3.05% Q3 2.88% 3.08% 2.73% 2.72% Q4 2.85% 3.26% 2.69% 2.92% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Fully Taxable Equivalent Net Interest Margin (%) Q1 Q2 Q3 Q4 Net Interest Margin 46 *March 31, 2025 and June 30, 2025 figures unaudited. ▪ 35.1% of the loan portfolio reprices or matures within the next 90 days ▪ 44.0% of the commercial loan portfolio reprices or matures within the next 90 days ▪ 72.6% of the commercial loan portfolio reprices or matures within the next 5 years ▪ 70.3% of the commercial loan portfolio is variable or adjustable 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation 2.84% 3.05% 2.85% 2.76% 3.00% 1.00% 1.40% 1.80% 2.20% 2.60% 3.00% 3.40% 3.80% 2021 2022 2023 2024 June 30, 2025 YTD Fully Taxable Equivalent Net Interest Margin (%) Net Interest Margin 47 ▪ In June of 2025, sold $245.5 million in AFS securities, resulting in a realized loss of $17.5 million ▪ Used portion of proceeds to eliminate wholesale funding in the amount of $155.0 million in July 2025 ▪ Excess cash positioned for deployment in higher - yielding loan opportunities *June 30, 2025 figures unaudited. 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation Overdraft Fees 12.03% Other Deposit Service Charges 6.50% Interchange Income 17.81% Wealth Management Revenue 48.62% CFS Group, Inc. Revenue 4.09% Net Gains on Sales of Loans 0.75% Change in FV of Equity Securities 0.51% Other 9.69% $12.1 Million 6/30/2025 YTD Overdraft Fees Other Deposit Service Charges Interchange Income Wealth Management Revenue CFS Group, Inc. Revenue Net Gains on Sales of Loans Change in FV of Equity Securities Other Non - Interest Income Components 48 *Excludes $17.5 million loss on sale of securities and $0.6 million gain on sale of “Ithaca Station” branch. June 30, 2025 f igu res unaudited. 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation Salaries , 42.62% Data Processing , 14.69% Employee Benefits , 10.97% Net Occupancy , 8.54% FDIC Insurance , 2.52% Professional Services , 4.16% Furniture/Equipment , 2.39% Marketing , 1.99% Other , 12.12% $34.7 Million 6/30/2025 YTD Salaries Data Processing Employee Benefits Net Occupancy FDIC Insurance Professional Services Furniture/Equipment Marketing Other Non - Interest Expense Components 49 *June 30, 2025 figures unaudited. 2025 KBW Community Bank Investor Conference

Expense Management and Control

Goal is both cost containment and cost savings

- Increase efficiency in banking operations (e.g., hub and spoke)
- Identify internal best practices
- Develop clear action plans to implement best practices across the organization
- Growth without adding cost

Cost savings recognized:

- Reduction in headcount
- Frozen pension plan and post-retirement healthcare accruals
- Consolidation of six branch locations within existing footprint including Ithaca Station office, which was officially consolidated on November 15, 2024



Efficiency Ratio (%)**
70.00
68.00
66.00
64.00
62.00
60.00
58.00
67.95
65.71
61.71
61.71
66.20
68.89
65.67
2019
2020
2021
2022
2023
2024
YTD 2025

**Efficiency ratio (adjusted) is non-interest expense less amortization of intangible assets divided by the total of fully taxable equivalent net interest income plus non-interest income less net gains or losses on securities transactions and net gains or losses on the sale of branch property

*June 30, 2025 figures unaudited.

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Chemung Financial Corporation 8.06% 8.23% 8.62% 9.18% 8.96% 12.96% 11.54% 12.08% 12.30% 12.00% 14.21% 12.57% 13.26% 13.35% 15.16% 7.91% 5.51% 6.45% 7.02% 7.53% 4% 6% 8% 10% 12% 14% 16% Chemung Financial Corporation - Capital Ratios (%) Tier 1 Leverage Tier 1 Capital / CET1 Total Capital TCE Ratio Capital Management 51 ▪ $45.0 million in Subordinated Notes issued on June 10, 2025 qualify as tier 2 capital at the holding company ▪ Grow capital organically through earnings ▪ Continually evaluating capital strategies ▪ Positive stress testing results *June 30, 2025 figures unaudited. 2025 KBW Community Bank Investor Conference

Chemung Financial Corporation 2021 2022 2023 2024 Q2 2025 EPS $5.64 $6.13 $5.28 $4.96 $(0.09) Dividends / Share $1.19 $1.24 $1.24 $1.24 $0.64 Book Value / Share $45.09 $35.32 $41.07 $45.13 $48.85 Tangible Book Value / Share $40.44 $30.69 $36.48 $40.55 $44.31 $(1.00) $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 Earnings and Dividends Per Share Tangible Book Value Per Share Capital Management 52 ▪ Positioned to remain profitable and pay dividends ▪ Increased quarterly dividend to $0.32 per share in Q1 2025 ▪ Announced share repurchase program of 250,000 shares in January 2021 ▪ As of June 30, 2025: 49,184 shares had been repurchased 2025 KBW Community Bank Investor Conference *June 30, 2025 figures unaudited.

Chemung Financial Corporation GAAP to Non - GAAP Reconciliation 53 2025 KBW Community Bank Investor Conference *June 30, 2025 figures unaudited. Dollars in Thousands June 30, 2025 QTD June 30, 2025 YTD Net interest income (GAAP) 20,808$ 40,625$ Fully taxable equivalent adjustment 76 156 Fully taxable equivalent net interest income (non-GAAP) 20,884$ 40,781$ Non-interest income (GAAP) (10,705)$ (4,816)$ Less: net (gains) losses on security transactions 17,498 17,498 Less: (gain) loss on sale of branch property (629) (629) Adjusted non-interest income (non-GAAP) 6,164$ 12,053$ Non-interest expense (GAAP) 17,769$ 34,696$ Efficiency ratio (unadjusted) 175.88% 96.89% Efficiency ratio (adjusted) 65.69% 65.67% Dollars in Thousands June 30, 2025 QTD June 30, 2025 YTD Reported net income (GAAP) (6,452)$ (429)$ Net (gains) losses on security transactions (net of tax) 13,237 13,237 Net (gain) loss on sale of branch property (net of tax) (463) (463) Net income (non-GAAP) 6,322$ 12,345$ Average basic and diluted shares oustanding 4,808 4,798 Reported basic and diluted earnings per share (GAAP) (1.35)$ (0.09)$ Reported return on average assets (GAAP) -0.46% -0.03% Reported return on average equity (GAAP) -5.63% -0.38% Basic and diluted earnings per share (non-GAAP) 1.31$ 2.57$ Return on average assets (non-GAAP) 0.90% 0.89% Return on average equity (non-GAAP) 11.07% 11.02%

Chemung Financial Corporation 4.8 million Shares Outstanding $233.1M Market Capitalization $0.64 YTD Dividend Per Share 2.60% Dividend Yield (TTM) 14,153 Average Daily Volume^ $48.85 Book Value Per Share $44.31 Tangible Book Value Per Share $48.47 Stock Price 9.69x Price to Earnings (TTM)* 1.09x Price to Tangible Book 0.91x Price to Tangible Book - Ex. AOCI 0.89% Return on Average Assets* 11.02% Return on Average Equity* CHMG Stock At a Glance 54 As of June 30, 2025 (unaudited). *Based on non - GAAP net income. ^YTD, June 30,2025 (unaudited). 54 2025 KBW Community Bank Investor Conference

Get In Touch

Chemung Financial Corporation is a $2.9 billion financial services holding company headquartered in Elmira, New York and operates 30 retail offices through its principal subsidiary, Chemung Canal Trust Company, a full-service community bank with trust powers. Established in 1833, Chemung Canal Trust Company is the oldest locally-owned and managed community bank in New York State. Chemung Financial Corporation is also the parent of CFS Group, Inc., a financial services subsidiary offering non-traditional services including mutual funds, annuities, brokerage services, tax preparation services and insurance.

Anders Tomson
607 737-3756
atomson@chemungcanal.com

Dale McKim
607 737-3714
dmckim@chemungcanal.com

One Chemung Canal Plaza
Elmira, New York 14901

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